UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 3, 2014

Naked Brand Group Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52381	N/A
(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

2 – 34346 Manufacturers Way, Abbotsford,  BC  V2S 7M1
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 877.592.4767

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under  any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item1.01 Entry into a Material Definitive Agreement

Securities Purchase Agreement

On April 7, 2014 we entered into a Securities Purchase Agreement (the “SPA”) with seven purchasers (the “Purchasers”), whereby the Purchasers have agreed to purchase 6% senior secured convertible promissory notes (the “SPA Notes”). Repayment of the SPA Notes will be secured against all the tangible and intangible assets of our company and its subsidiary (the “SPA Security Agreement”).

On April 7, 2014, in connection with the SPA, we issued seven SPA Notes to the Purchasers, including one director of our company, in the aggregate principal amount of $1,033,796. As consideration, we (i) received cash proceeds equal to $828,704 (the “Cash Proceeds”); (ii) exchanged a promissory note with an outstanding amount of $76,388, being the principal and accrued interest due under a convertible promissory note dated December 24, 2013 for the issuance of a SPA Note in the same amount; and (iii) exchanged a promissory note with an outstanding amount of $128,704, being the remaining principal amount due under a convertible promissory note dated October 2, 2013 for the issuance of a SPA Note in the same amount.

The principal amount of $1,033,796 matures on April 7, 2015 (the “Maturity Date”) and bears interest at the rate of 6% per annum, payable on the Maturity Date. In addition, the principal amount of the SPA Notes and all acquired and unpaid interest thereon will be exchanged for any other securities issued by our Company in connection with any subsequent financing approved by the majority of the Purchasers which results in gross proceeds to our company of at least $3,000,000 (the “Subsequent Financing”), at an exchange rate equal to ninety percent (90%) of the aggregate purchase price paid in the Subsequent Financing.

We issued the SPA Notes to five Purchasers, of which five are accredited investors relying on the registration exemption provided for in Rule 506 of Regulation D and/or Section 4(a)(2) of the Securities Act of 1933, as amended and two are non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction relying on Regulation S and/or Section 4(a)(2) of the Securities Act of 1933, as amended.

For a complete description of all of the terms and conditions of the SPA, SPA Notes and SPA Security Agreement, please refer to such agreements which are filed as Exhibits to this Form 8-K.

Amendments to Agency and Interlender Agreement Dated August 10, 2012

On April 4, 2014, we entered into an Amendment Agreement dated April 4, 2014 (the “First Kalamalka Amendment Agreement”) with our wholly-owned subsidiary, Kalamalka Partners Ltd. (“Kalamalka”) and certain lenders as set out in the Amendment Agreement (collectively, the “First Tranche Lenders”) amending the Agency and Interlender Agreement dated August 10, 2012 (the “First Agency Agreement”). In connection with the First Agency Agreement, we and our subsidiary amended several convertible promissory notes in the aggregate principal amount of $400,000 (the “First Tranche Kalamalka Notes”) as follows; (i) we extended the due date of the First Tranche Kalamalka Notes to October 1, 2016; (ii) we reduced the interest rate accruing under the First Tranche Kalamalka Notes to 6% per annum, calculated and payable quarterly, in cash or in kind; (iv) we removed certain borrowing margin requirements; (iii) we amended the First Tranche Kalamalka Notes to reduce the conversion price from $0.50 per share to $0.25 per share; and (v) 500,000 share purchase warrants exercisable at a price of $0.50 until August 10, 2018 held by Kalamalka were exchanged for 600,000 New Warrants, as defined and described below.

As consideration for facilitating such amendments, we granted 1,200,000 share purchase warrants to the First Tranche Lenders and Kalamalka (the “ New Warrants”).

Each New Warrant is exercisable into one common share at a price of $0.15 per share until April 4, 2019. We have the right to call the New Warrants if the volume weighted average closing price of our shares exceeds $0.30 per share for more than 20 consecutive trading days following the closing date. In that event, the New Warrants will expire 30 days following the date we deliver notice in writing to the warrant holders announcing the call of the New Warrants. In addition, the New Warrants contain piggyback registration rights on any subsequent registration statement filed with the Securities and Exchange Commission (the “ SEC”), including, without limitation, any registration statement that may be required to be filed with the SEC in connection with the Subsequent Financing.

Also in connection with the First Kalamalka Amendment Agreement, one First Tranche Lender was granted the right to exchange 100,000 share purchase warrants exercisable at a price of $0.50 until August 10, 2018 for 100,000 New Warrants.

We issued the New Warrants to five warrant holders who are non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction relying on Regulation S and/or Section 4(a)(2) of the Securities Act of 1933, as amended.

For a complete description of all the terms and conditions of the First Kalamalka Amendment Agreement and the New Warrants, please refer to such agreements which are filed as Exhibits to this Form 8-K.

Amendments to Agency and Interlender Agreement Dated November 14, 2013

On April 4, 2014, we entered into an Amendment Agreement dated April 4, 2014 (the “Second Kalamalka Amendment Agreement”) with our subsidiary, Kalamalka and certain lenders as set out in the Agreement (collectively, the “Second Tranche Lenders”) amending the Agency and Interlender Agreement dated November 14, 2013 (the “Second Agency Agreement”). In connection with the Second Agency Agreement, we and our subsidiary amended certain convertible term promissory notes in the aggregate principal amount of $200,000 (the “Second Tranche Notes”) as follows; (i) we extended the due date of the Second Tranche Notes to October 1, 2016; (ii) we reduced the interest rate accruing under the Second Tranche Notes to 6% per annum, calculated and payable quarterly, in cash or in kind; and (iii) we removed certain borrowing margin requirements.

As consideration for facilitating such amendments, we granted 600,000 New Warrants to the Second Tranche Lenders and to Kalamalka.

Repayment of the First Tranche Notes and the Second Tranche Notes is secured by a general security agreement dated November 14, 2013, as amended on April 4, 2014 (the “Kalamalka Security Agreement”), made by each of our company and its subsidiary in favour of Kalamalka, as agent for the First Tranche Lenders and Second Tranche Lenders, which Kalamalka Security Agreement ranks pari passu with the SPA Security Agreement as evidenced by an Interlender Agreement dated April 4, 2014 between CSD Holdings LLC, as Agent for the Purchasers, Kalamalka, First Tranche Lenders, Second Tranche Lenders, our Company and its subsidiary.

For a complete description of all the terms and conditions of the Second Kalamalka Amendment Agreement and the Interlender Agreement, please refer to such agreements which are filed as Exhibits to this Form 8-K.

Conversion Agreement

On April 4, 2014, we entered into a Conversion Agreement, pursuant to which we agreed to issue an aggregate of 1,018,685 shares to one lender, at a conversion price of $0.10 per share, to settle a convertible promissory note (the “Convertible Note”) in the amount of $101,868, including accrued and unpaid interest thereon, which Convertible Note had carried a conversion price of $0.50 per share. We amended the conversion price as an inducement to the lender to immediately convert all obligations under the Convertible Note into shares.

We will issue the shares to such lender, who is a non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction relying on Regulation S and/or Section 4(a)(2) of the Securities Act of 1933, as amended.

For a complete description of all the terms and conditions of the Conversion Agreement, please refer to such agreement which is filed as an Exhibit to this Form 8-K.

Debt Settlement Agreement

On April 3, 2014, we entered into a Debt Settlement Agreement, pursuant to which we agreed to issue an aggregate of 796,850 shares to one lender, at a conversion price of $0.10 per share, to settle a promissory note in the amount of $79,685, including accrued and unpaid interest thereon.

We will issue the shares to such lender, who is a non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction relying on Regulation S and/or Section 4(a)(2) of the Securities Act of 1933, as amended.

For a complete description of all the terms and conditions of the Debt Settlement Agreement, please refer to such agreement which is filed as an Exhibit to this Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is responsive to this Item 2.03 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is responsive to this Item 3.02 and is incorporated herein by reference.

On April 8, 2014 we issued 15,000 shares of our common stock to one lender as consideration for late payments made pursuant to a promissory note dated October 2, 2013. We will issue the shares to such lender, who is a non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction relying on Regulation S and/or Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
10.1	Form of Securities Purchase Agreement dated April 7, 2014
10.2	Form of 6% Convertible Note dated April 7, 2014
10.3	Form of Security Agreement dated April 7, 2014
10.4	Note Exchange Agreement with CSD Holdings LLC dated April 4, 2014
10.5	Conversion Agreement with Bryce Stephens dated April 4, 2014
10.6	Debt Settlement Agreement with Canfund Ventures Corporation dated April 7, 2014
10.7	Amendment to Security Agreements dated April 4, 2014
10.8	Amendment to Amended and Restated Promissory Note dated April 4, 2014
10.9	Amendment to Promissory Note dated April 4, 2014
10.10	Inter-lender Agreement dated April 4, 2014
10.11	Debt Settlement Agreement with Trend Time Development dated April 3, 2014
10.12	Warrant Agreement with Kalamalka Partners Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAKED BRAND GROUP INC.

By: /s/ Joel Primus

Joel Primus, President and CEO

Date: April 10, 2014